Important Notice Regarding Change
in Investment Objective, Benchmark Index and Related Matters
SPDR® Series Trust
SPDR Bloomberg Emerging Markets USD Bond ETF
(the “Fund”)
Supplement dated September 16, 2024 to the Prospectus and Summary Prospectus each dated October 31, 2023, as may be supplemented from time to time
Effective on or about October 31, 2024 (the “Effective Date”), the Fund’s investment objective, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.
All references to the Fund’s benchmark index in the Prospectus and Summary Prospectus (except for the benchmark index in the Average Annual Total Returns Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Benchmark Index	New Benchmark Index
Bloomberg Emerging USD Bond Core Index	Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index

2.	The section entitled “INVESTMENT OBJECTIVE” beginning on page 22 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:
The SPDR Bloomberg Emerging Markets USD Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks fixed and floating-rate US dollar-denominated debt issued by sovereign and quasi-sovereign emerging market issuers.

3.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 22 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:
In seeking to track the performance of the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent the Index concentrates in a particular industry or group of industries. Swaps and futures contracts (each, a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is designed to measure the performance of fixed and floating-rate US dollar-denominated debt issued by emerging market sovereigns, as well as government guaranteed emerging market issuers and 100% government owned emerging market issuers (i.e., quasi-sovereign emerging market issuers). An emerging market is a country that the World Bank Income group classifies as low/middle income or the International Monetary Fund (IMF) classifies as a non‑advanced country. In addition, the Index Provider (defined below) may classify a country as an emerging market based on factors such as investability concerns, the presence of capital controls, and/or geographic considerations. The Index includes bonds of any credit quality with a minimum par amount outstanding of $1 billion, a remaining maturity of at least one year and an original maturity of greater than two and a half years. SEC‑registered, Rule 144A and Regulation S bonds are each eligible for inclusion in the Index. As of August 31, 2024, there were approximately 630 securities in the Index.
The Index is calculated by the Index Provider (as defined below) using a capped weighting methodology. At each rebalance, each constituent country within the Index is capped at 5% with respect to the total par amount outstanding of the Index. Any country weight exceeding the 5% limit will be redistributed on a pro rata basis to the bonds of all other countries in the Index that are below the 5% cap. The Index is rebalanced and reconstituted monthly on the last business day of the month.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

4.	The “PRINCIPAL RISKS OF INVESTING IN THE FUND” section beginning on page 23 of the Prospectus and page 2 of the Summary Prospectus is updated to add the following risk as a principal risk of the Fund.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate, involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

5.	The risk chart within the “ADDITIONAL RISK INFORMATION” section of the Prospectus is updated to reflect that “Variable and Floating Rate Securities Risk” is a principal risk of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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